ANNEX A

To the Transfer Agency and Service Agreement, as amended,

by and between

SPDR® Series Trust and State Street Bank and Trust Company

ETF	Trading Symbol
SPDR® Bloomberg Emerging Markets Local Bond ETF	EBND
SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	CERY
SPDR® Bloomberg International Treasury Bond ETF	BWX
SPDR® Bloomberg International Corporate Bond ETF	IBND
SPDR® Bloomberg Short Term International Treasury Bond ETF	BWZ
SPDR® FTSE International Government Inflation-Protected Bond ETF	WIP
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF (formerly, SPDR® Bloomberg 1-10 Year TIPS ETF)	TIPX
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF (formerly, SPDR® Bloomberg 1-3 Month T-Bill ETF)	BIL
State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF (formerly, SPDR® Bloomberg 3-12 Month T-Bill ETF)	BILS
State Street® SPDR® Bloomberg Convertible Securities ETF (formerly, SPDR® Bloomberg Convertible Securities ETF)	CWB
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF (formerly, SPDR® Bloomberg Emerging Markets USD Bond ETF)	EMHC
State Street® SPDR® Bloomberg High Yield Bond ETF (formerly, SPDR® Bloomberg High Yield Bond ETF)	JNK
State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF (formerly, SPDR® Bloomberg Investment Grade Floating Rate ETF)	FLRN
State Street® SPDR® Bloomberg Short Term High Yield Bond ETF (formerly, SPDR® Bloomberg Short Term High Yield Bond ETF)	SJNK
State Street® SPDR® Dow Jones® REIT ETF (formerly, SPDR® Dow Jones® REIT ETF)	RWR
State Street® SPDR® FactSet Innovative Technology ETF (formerly, SPDR® FactSet Innovative Technology ETF)	XITK
State Street® SPDR® Global Dow ETF (formerly, SPDR® Global Dow ETF)	DGT
State Street® SPDR® ICE Preferred Securities ETF (formerly, SPDR® ICE Preferred Securities ETF)	PSK
State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF (formerly, SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF)	LQIG
State Street® SPDR® MSCI USA Climate Paris Aligned ETF (formerly, SPDR® MSCI USA Climate Paris Aligned ETF)	NZUS
State Street® SPDR® MSCI USA Gender Diversity ETF (formerly, SPDR® MSCI USA Gender Diversity ETF)	SHE
State Street® SPDR® MSCI USA StrategicFactorsSM ETF (formerly, SPDR® MSCI USA StrategicFactorsSM ETF)	QUS
State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF (formerly, SPDR® Nuveen ICE High Yield Municipal Bond ETF)	HYMB
State Street® SPDR® Nuveen ICE Municipal Bond ETF (formerly, SPDR® Nuveen ICE Municipal Bond ETF)	TFI
State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF (formerly, SPDR® Nuveen ICE Short Term Municipal Bond ETF)	SHM
State Street® SPDR® NYSE Technology ETF (formerly, SPDR® NYSE Technology ETF)	XNTK

ETF	Trading Symbol
State Street® SPDR® Portfolio Aggregate Bond ETF (formerly, SPDR® Portfolio Aggregate Bond ETF)	SPAB
State Street® SPDR® Portfolio Corporate Bond ETF (formerly, SPDR® Portfolio Corporate Bond ETF)	SPBO
State Street® SPDR® Portfolio High Yield Bond ETF (formerly, SPDR® Portfolio High Yield Bond ETF)	SPHY
State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF (formerly, SPDR® Portfolio Intermediate Term Corporate Bond ETF)	SPIB
State Street® SPDR® Portfolio Intermediate Term Treasury ETF (formerly, SPDR® Portfolio Intermediate Term Treasury ETF)	SPTI
State Street® SPDR® Portfolio Long Term Corporate Bond ETF (formerly, SPDR® Portfolio Long Term Corporate Bond ETF)	SPLB
State Street® SPDR® Portfolio Long Term Treasury ETF (formerly, SPDR® Portfolio Long Term Treasury ETF)	SPTL
State Street® SPDR® Portfolio Mortgage Backed Bond ETF (formerly, SPDR® Portfolio Mortgage Backed Bond ETF)	SPMB
State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF (formerly, SPDR® Portfolio S&P 1500® Composite Stock Market ETF)	SPTM
State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF (formerly, SPDR® Portfolio S&P 400TM Mid Cap ETF)	SPMD
State Street® SPDR® Portfolio S&P 500® ETF (formerly, SPDR® Portfolio S&P 500® ETF)	SPYM
State Street® SPDR® Portfolio S&P 500® Growth ETF (formerly, SPDR® Portfolio S&P 500® Growth ETF)	SPYG
State Street® SPDR® Portfolio S&P 500® High Dividend ETF (formerly, SPDR® Portfolio S&P 500® High Dividend ETF)	SPYD
State Street® SPDR® Portfolio S&P 500® Value ETF (formerly, SPDR® Portfolio S&P 500® Value ETF)	SPYV
State Street® SPDR® Portfolio S&P 600TM Small Cap ETF (formerly, SPDR® Portfolio S&P 600TM Small Cap ETF)	SPSM
State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF (formerly, SPDR® Portfolio S&P Sector Neutral Dividend ETF)	SPDG
State Street® SPDR® Portfolio Short Term Corporate Bond ETF (formerly, SPDR® Portfolio Short Term Corporate Bond ETF)	SPSB
State Street® SPDR® Portfolio Short Term Treasury ETF (formerly, SPDR® Portfolio Short Term Treasury ETF)	SPTS
State Street® SPDR® Portfolio TIPS ETF (formerly, SPDR® Portfolio TIPS ETF)	SPIP
State Street® SPDR® Portfolio Treasury ETF (formerly, SPDR® Portfolio Treasury ETF)	SPTB
State Street® SPDR® Russell 1000 Low Volatility Focus ETF (formerly, SPDR® Russell 1000 Low Volatility Focus ETF)	ONEV
State Street® SPDR® Russell 1000 Momentum Focus ETF (formerly, SPDR® Russell 1000 Momentum Focus ETF)	ONEO
State Street® SPDR® Russell 1000 Yield Focus ETF (formerly, SPDR® Russell 1000 Yield Focus ETF)	ONEY
State Street® SPDR® S&P 400 TM Mid Cap Growth ETF (formerly, SPDR® S&P 400 TM Mid Cap Growth ETF)	MDYG
State Street® SPDR® S&P 400 TM Mid Cap Value ETF (formerly, SPDR® S&P 400 TM Mid Cap Value ETF)	MDYV
State Street® SPDR® S&P 500® ESG ETF (formerly, SPDR® S&P 500® ESG ETF)	EFIV

ETF	Trading Symbol
State Street® SPDR® S&P 600 TM Small Cap Growth ETF (formerly, SPDR® S&P 600 TM Small Cap Growth ETF)	SLYG
State Street® SPDR® S&P 600 TM Small Cap Value ETF (formerly, SPDR® S&P 600 TM Small Cap Value ETF)	SLYV
State Street® SPDR® S&P Kensho Clean Power ETF (formerly, SPDR® S&P Kensho Clean Power ETF)	CNRG
State Street® SPDR® S&P Kensho Final Frontiers ETF (formerly, SPDR® S&P Kensho Final Frontiers ETF)	ROKT
State Street® SPDR® S&P Kensho Future Security ETF (formerly, SPDR® S&P Kensho Future Security ETF)	FITE
State Street® SPDR® S&P Kensho Intelligent Structures ETF (formerly, SPDR® S&P Kensho Intelligent Structures ETF)	SIMS
State Street® SPDR® S&P Kensho New Economies Composite ETF (formerly, SPDR® S&P Kensho New Economies Composite ETF)	KOMP
State Street® SPDR® S&P Kensho Smart Mobility ETF (formerly, SPDR® S&P Kensho Smart Mobility ETF)	HAIL
State Street® SPDR® S&P SmallCap 600 ESG ETF (formerly, SPDR® S&P SmallCap 600 ESG ETF)	ESIX
State Street® SPDR® S&P® 1500 Momentum Tilt ETF (formerly, SPDR® S&P® 1500 Momentum Tilt ETF)	MMTM
State Street® SPDR® S&P® 1500 Value Tilt ETF (formerly, SPDR® S&P® 1500 Value Tilt ETF)	VLU
State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF (formerly, SPDR® S&P® 500 Fossil Fuel Reserves Free ETF)	SPYX
State Street® SPDR® S&P® Aerospace & Defense ETF (formerly, SPDR® S&P® Aerospace & Defense ETF)	XAR
State Street® SPDR® S&P® Bank ETF (formerly, SPDR® S&P® Bank ETF)	KBE
State Street® SPDR® S&P® Biotech ETF (formerly, SPDR® S&P® Biotech ETF)	XBI
State Street® SPDR® S&P® Capital Markets ETF (formerly, SPDR® S&P® Capital Markets ETF)	KCE
State Street® SPDR® S&P® Dividend ETF (formerly, SPDR® S&P® Dividend ETF)	SDY
State Street® SPDR® S&P® Health Care Equipment ETF (formerly, SPDR® S&P® Health Care Equipment ETF)	XHE
State Street® SPDR® S&P® Health Care Services ETF (formerly, SPDR® S&P® Health Care Services ETF)	XHS
State Street® SPDR® S&P® Homebuilders ETF (formerly, SPDR® S&P® Homebuilders ETF)	XHB
State Street® SPDR® S&P® Insurance ETF (formerly, SPDR® S&P® Insurance ETF)	KIE
State Street® SPDR® S&P® Metals & Mining ETF (formerly, SPDR® S&P® Metals & Mining ETF)	XME
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF (formerly, SPDR® S&P® Oil & Gas Equipment & Services ETF)	XES
State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF (formerly, SPDR® S&P® Oil & Gas Exploration & Production ETF)	XOP
State Street® SPDR® S&P® Pharmaceuticals ETF (formerly, SPDR® S&P® Pharmaceuticals ETF)	XPH
State Street® SPDR® S&P® Regional Banking ETF (formerly, SPDR® S&P® Regional Banking ETF)	KRE

ETF	Trading Symbol
State Street® SPDR® S&P® Retail ETF (formerly, SPDR® S&P® Retail ETF)	XRT
State Street® SPDR® S&P® Semiconductor ETF (formerly, SPDR® S&P® Semiconductor ETF)	XSD
State Street® SPDR® S&P® Software & Services ETF (formerly, SPDR® S&P® Software & Services ETF)	XSW
State Street® SPDR® S&P® Telecom ETF (formerly, SPDR® S&P® Telecom ETF)	XTL
State Street® SPDR® S&P® Transportation ETF (formerly, SPDR® S&P® Transportation ETF)	XTN
State Street® SPDR® US Large Cap Low Volatility Index ETF (formerly, SPDR® SSGA US Large Cap Low Volatility Index ETF)	LGLV
State Street® SPDR® US Small Cap Low Volatility Index ETF (formerly, SPDR® SSGA US Small Cap Low Volatility Index ETF)	SMLV
State Street® SPDR® Portfolio Ultra Short T-Bill ETF	SPTU

Dated: October 31, 2025